DEFERRED TAXES - Schedule of Deferred Tax Assets and Liabilities (Details) - USD ($)	Dec. 31, 2020	Dec. 31, 2019
DEFERRED TAXES
Net operating loss carryforwards	$ 8,438,428	$ 7,116,767
Equity-based instruments	2,883,318	2,645,225
Long-lived assets and other	203,274	491,730
Capital loss carryforward	119,915	120,318
Deferred tax asset valuation allowance	(11,644,935)	(10,374,040)
Total	$ 0	$ 0